SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                September 3, 2002

                                J2 COMMUNICATIONS
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                               0-15284 95-4053296
           (Commission File No.) (I.R.S. Employer Identification No.)

                        10850 Wilshire Blvd., Suite 1000
                              Los Angeles, CA 90024
                    (Address of principal executive officer)


                                 (310) 474-5252
              (Registrant's telephone number, including area code)

          _______________________Not Applicable________________________
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

     Effective on September 3, 2002, National Lampoon Networks, Inc., a Delaware corporation ("NLNI") and a subsidiary of J2 Communications (the "Company") organized for the purpose of the acquisition, acquired substantially all of the assets of Burly Bear Network, Inc., a Delaware corporation ("Burly Bear"), that Burly Bear had used in its business of producing and distributing entertainment through a network of affiliated college television outlets. The Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, provided that Burly Bear was to receive as consideration for the purchase of the assets the following: $200,000 in cash, less certain transaction expenses; shares of the Company's Common Stock having an aggregate value of $400,000 (resulting in the issuance of 73,801 shares of Common Stock); and 150 shares of NLNI Common Stock, representing fifteen percent of NLNI's issued and outstanding shares of Common Stock. The cash consideration paid in the acquisition was received by the Company on August 29, 2002, from two existing shareholders upon their exercise of an option to acquire 2,000 units, with each unit consisting of one share of the Company's Series B Convertible Preferred Stock and one warrant to purchase 28.169 shares of the Company's Common Stock, for a purchase price of $100 per unit.

Item 7. Financial Statements and Exhibits

     (a)-(b) Financial Statements and Pro Forma Financial Information. The required financial statements and pro forma financial information will be filed as an amendment to this Current Report on Form 8-K within sixty days.


     (c) Exhibits.


                    --------------------------------------- ---------------------------------------------------------
                                 Exhibit No.                                      Description
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     2.1                    Asset  Purchase   Agreement,   dated  August  30,  2002,
                                                            between National Lampoon  Networks,  Inc. and Burly Bear
                                                            Network,  Inc., and Joined In By J2  Communications  and
                                                            Constellation Venture Capital, L.P.
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     4.1                    Piggyback    Registration   Rights   Agreement,    dated
                                                            September    3,   2002,    among   J2    Communications,
                                                            Constellation   Venture   Capital,   L.P.   and  Certain
                                  Shareholders.
                    --------------------------------------- ---------------------------------------------------------

The Company agrees to furnish supplementally a copy of any omitted schedules to the exhibits listed above to the Securities and Exchange Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 6, 2002

                            J2 COMMUNICATIONS

                            By: /s/ James P. Jimirro
                               ----------------------------------
                            Title: President
                                   ------------------------------

                                  EXHIBIT INDEX



--------------------------------------- ---------------------------------------------------------
             Exhibit No.                                      Description
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
                 2.1                    Asset Purchase  Agreement dated August 30, 2002, between
                                        National Lampoon Networks,  Inc. and Burly Bear Network,
                                        Inc.,   and   Joined   In  By  J2   Communications   and
                                        Constellation Venture Capital, L.P.
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
                 4.1                    Piggyback    Registration   Rights   Agreement,    dated
                                        September    3,   2002,    among   J2    Communications,
                                        Constellation Venture Capital, L.P. and Certain
                                        Shareholders.
--------------------------------------- ---------------------------------------------------------
